EXHIBIT 32.1

STATEMENT OF CHIEF EXECUTIVE OFFICER OF

COMMUNITY BANCSHARES, INC.

PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Community Bancshares, Inc. (“Company”) Annual Report on Form 10-K for the period ended December 31, 2004 (“Report”), I, Patrick M. Frawley, Chief Executive Officer of the Company, do hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of The Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2005	By:	/s/ Patrick M. Frawley
Patrick M. Frawley
Chairman, Chief Executive Officer and President

A signed original of this written statement required by § 906 of The Sarbanes-Oxley Act of 2002, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by § 906 of The Sarbanes-Oxley Act of 2002, has been provided to Community Bancshares, Inc. and will be retained by Community Bancshares, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

STATEMENT OF CHIEF FINANCIAL OFFICER OF

COMMUNITY BANCSHARES, INC.

PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Community Bancshares, Inc. (“Company”) Annual Report on Form 10-K for the period ended December 31, 2004 (“Report”), I, Kerri C. Kinney, Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of The Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2005	By:	/s/ Kerri C. Kinney
Kerri C. Kinney
Chief Financial Officer

A signed original of this written statement required by § 906 of The Sarbanes-Oxley Act of 2002, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by § 906 of The Sarbanes-Oxley Act of 2002, has been provided to Community Bancshares, Inc. and will be retained by Community Bancshares, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.